UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Natrol, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311

May 10, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of shareholders of Natrol, Inc., a Delaware corporation (the “Company”), to be held on Thursday, June 8, 2006, at 8:30 a.m., local time, at its corporate headquarters, 21411 Prairie Street, Chatsworth, California.

The Annual Meeting has been called for the purpose of:

1.                electing one Class II Director for a three-year term;

2.                considering and voting upon a proposal to adopt the Natrol, Inc. 2006 Stock Option and Incentive Plan (the “2006 Plan”);

3.                considering and voting upon a proposal to approve the award of options to purchase 6,029,500 shares of Common Stock of the Company to Wayne Bos, the Company’s President and Chief Executive Officer (the “Award”); and

4.                considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company (the “Board”) has fixed the close of business on April 24, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board recommends that you vote “FOR” the election of the nominee of the Board as a Director of the Company, “FOR” the adoption of the 2006 Plan and “FOR” the approval of the Award.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

wayne bos
Chief Executive Officer and President

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 8, 2006

NOTICE IS HEREBY given that the annual meeting (the “Annual Meeting”) of shareholders of Natrol, Inc. (the “Company”) will be held on June 8, 2006, at 8:30 a.m., local time, at its corporate headquarters, 21411 Prairie Street, Chatsworth, California for the purpose of:

1.                electing one Class II Director for a three-year term;

2.                considering and voting upon a proposal to adopt the Natrol, Inc. 2006 Stock Option and Incentive Plan (the “2006 Plan”);

3.                considering and voting upon a proposal to approve the award of options to purchase 6,029,500 shares of Common Stock of the Company to Wayne Bos, the Company’s President and Chief Executive Officer (the “Award”); and

4.                considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 24, 2006 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event that a quorum is not present at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Loida Rubio
Secretary
Chatsworth, California
May 10, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

You were sent this Proxy Statement and the enclosed proxy card because our Board of Directors (the “Board” or the “Board of Directors”) is soliciting your proxy to vote at the 2006 Annual Meeting of Shareholders. This Proxy Statement summarizes the information that you will need in order to vote at the Annual Meeting. However, you need not attend the Annual Meeting in order to vote your shares. You may instead simply complete, sign, date and return the enclosed proxy card to register your vote.

This Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K have been or will be sent on or about May 10, 2006 to all shareholders who owned our Common Stock at the close of business on April 24, 2006, the record date, who are the only shareholders entitled to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a list of our shareholders will be open for examination at our corporate headquarters by any shareholder for any reason relating to the meeting. As of the record date, there were 13,559,648 shares of our Common Stock outstanding and entitled to vote.

NUMBER OF VOTES

Each share of our Common Stock entitles you to one vote on each proposal at the Annual Meeting. Your proxy card indicates the number of shares of our Common Stock that you own.

QUORUM REQUIREMENT

At the Annual Meeting, the Inspector of Election will determine whether a quorum is present. A quorum is required to conduct any business at the Annual Meeting. For a quorum to be present, the holders of a majority of the outstanding shares of Common Stock on the record date and entitled to vote must be present in person or by proxy. If you mark your proxy card “ABSTAIN,” or if your proxy vote is held in street name by your broker and it is not voted on all proposals, your proxy vote will nonetheless be counted as present for purposes of determining a quorum.

VOTING BY PROXY

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person. The last vote that you submit chronologically prior to or at the Annual Meeting will supersede your prior vote(s).

If you fill out your proxy card properly and return it in time to vote, your shares will be voted as you have directed. If you sign the proxy card but do not make any specific indications of how you wish to vote, a proxy representative will vote your shares:

•       “FOR” the election of the Class II Director;

•       “FOR” the adoption of the 2006 Plan; and

•       “FOR” the approval of the Award.

Presently, we know of no matters to be addressed at the Annual Meeting beyond those described in this Proxy Statement. Under our by-laws, the deadline for shareholders to notify us of any proposals or director nominations to be presented for action at the Annual Meeting has passed.

REVOKING YOUR PROXY

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•       You may send in another proxy with a later date;

•       You may notify us of your proxy revocation in writing, before the Annual Meeting; or

•       You may attend the Annual Meeting, advise the Inspector of Election of your revocation, and then vote in person.

Written submissions of another proxy with a later date or of a proxy revocation should be delivered to the Natrol Legal Department, attention Loida Rubio, Corporate Secretary, at 21411 Prairie Street, Chatsworth, California, 91311, at least one business day prior to the Annual Meeting, or they may be delivered to the Corporate Secretary at the Annual Meeting.

VOTING IN PERSON

If you plan to attend the Annual Meeting and vote in person, you may deliver your completed proxy card or you may obtain a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or other nominee, you should follow the instructions for voting received from your broker. Even if you are planning to attend the Annual Meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the Annual Meeting.

COST OF SOLICITING PROXIES

We will bear all of the costs of soliciting these proxies on behalf of our Board. In addition to mailing proxy solicitation material, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. We will not compensate these directors, officers and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting proxies. We reserve the right to retain other outside agencies for the purpose of soliciting proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their principals, and, as required by law, we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding solicitation materials.

The Annual Report on Form 10-K of the Company, including financial statements for the year ended December 31, 2005, is being mailed to shareholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

APPROVING THE PROPOSALS

PROPOSAL I: Electing One Class II Director

At the Annual Meeting, the nominee for director receiving a plurality of the votes cast in person or by proxy, whether or not a majority of the total votes cast, will be elected. If you are present and do not vote, or if you send in your proxy card marked “WITHHOLD AUTHORITY,” your vote will have no impact on the election of those directors as to whom you have withheld votes. Broker non-votes will not be included in the number of votes cast for or against a nominee and will have no effect on the outcome of the election of the nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

THE BOARD OF DIRECTORS

As of April 24, 2006, six individuals were serving on the Board and one seat vacant. Board members are divided into three classes, and the term of service for each class expires in a different year, with each director serving a term of three years, or until his earlier death, resignation or removal.

The Board of Directors of the Company held seven (7) meetings during 2005. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2005.

Directors are not required to attend the annual meeting of the shareholders. All of the directors except Mr. DeConcini attended the Annual Shareholders’ Meeting held in 2005.

The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Corporate Secretary of the Company is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the Board as she considers appropriate.

Communications from shareholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Corporate Secretary considers to be important for the Board to know. Communications relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications to the Board should address such communications to: The Board of Directors, Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 81311, Attention: Corporate Secretary.

INFORMATION REGARDING DIRECTORS

Below is information regarding the Directors of the Company, including the Class II Director who has been nominated for re-election at the Annual Meeting, based on information furnished to the Company. On April 19, 2006, Mr. Ronald Consiglio resigned from the Board. Mr. Consiglio had been a Class II Director. On April 28, 2006 the Company appointed Mr. Simon to serve as a Class II Director. Mr. Simon is nominated for re-election. Mr. Brunner, a current class II director, notified the Company on April 27, 2006 that he would not stand for re-election and will leave the board when his term expires at the 2006 Annual Meeting. Following the Annual Meeting, the Board will be comprised of six directors, three of whom are independent as defined under the rules of Nasdaq. Accordingly, following the Annual Meeting, the Board will no longer be comprised of a majority of independent directors as required by the rules of Nasdaq. We intend to fill the vacancy on the Board and elect one additional Class II director who will be independent. The Nominating and Governance Committee of the Board is currently reviewing potential candidates to fill the vacancy created by the expiration of Mr. Brunner’s term.

Name	Age	Director Since
Class I—Term Expires 2008
Dennis R. Jolicoeur	57	1996
Thomas Doorley, III(1)(2)(3)(4)	61	2006
Wayne M. Bos	40	2006
Class II—Term Expires 2006
Vernon Brunner(1)(2)(3)(4)	65	2001
Ralph Simon(4)(5)*	59	2006
Class III—Term Expires 2007
Elliott Balbert	60	1980
Dennis DeConcini(1)(2)(3)(4)	68	1999

*                    Nominee for re-election.

(1)          Member of Audit Committee.

(2)          Member of Compensation Committee.

(3)          Member of Nominating and Governance Committee.

(4)          Directors who are considered independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

(5)          Upon the expiration of Mr. Brunner’s term, Mr. Simon will become a member of the Audit, Compensation and Nominating and Governance Committees.

The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

Elliott Balbert founded the Company in 1980 and served as the Company’s Chairman of the Board, Chief Executive Officer (CEO) and President from its inception until March 2006 when he relinquished his duties as CEO and President. Mr. Balbert now serves as the Company’s Executive Chairman.

Wayne Bos has nearly 20 years of experience in founding and developing businesses. From 1988 to 1998, Mr. Bos founded and developed two technology management, consulting and project management businesses, Technology Business Integrators and Spectre Management. From 1996 to 1999, Mr. Bos was the Director of Symex, a management buy out from Imperial Chemical Industries that became a public company on the Australian Stock Exchange. From 1998 to 2001, Mr. Bos was a director and CEO of the Australian public company Sausage Software. From 2000 to 2001, he was a Director of the Australian

public company, Bourse Data. In 2001, Mr Bos was a Director and CEO of Tomorrow Corporation, an Australian public investment company in the information technology industry where he was responsible for overall strategic direction and planning. In the same year, Mr. Bos also became Director and CEO of Dama Equities, a private investment company, where he continues to hold those positions. He is also an Executive Director of Ansett Flight Simulator Centre, an Australian private company.

Vernon Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm. Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen’s Board of Directors and was its Executive Vice President—Marketing. Mr. Brunner currently serves as a director of Health Tech, Inc.

Dennis DeConcini has served as a director of the Company since December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini, McDonald, Yetwin & Lacy, P.C. Mr. DeConcini served as a United States Senator from Arizona from 1977 to 1995. He currently serves as a director of Schuff Steel International, and Larex, Inc.

Thomas Doorley, III is the co-founder of Braxton Associates, which has since merged with Deloitte & Touche LLP. Mr. Doorley also serves as a Board member for StratBridge (US), Advanced Ticketing Systems (UK), and is on the Dean’s Advisory Board at The Pennsylvania State University, where he chairs the Chemical Engineering Committee. He is currently a partner in Sage Partners, LLC a strategic leadership consulting firm.

Dennis R. Jolicoeur has served as a director as wells as Chief Financial Officer, Treasurer and Executive Vice President since July 1996. From 1993 to 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment-banking firm. Prior to 1993, Mr. Jolicoeur was primarily self-employed operating several businesses, mostly in the printing and publishing industries.

Ralph Simon is the Chairman of Mobile Entertainment Forum—Americas and President and CEO of The Mobilium Group—Los Angeles, London, Berlin. In 1998, he co-founded and funded Yourmobile/Moviso, the first ring tone company in the United States, Great Britain, and Europe, now known as Infospace Mobile. He is a Fellow of the Royal Society of Arts in the UK and a member of the National Academy of Recording Arts & Sciences in the United States.

COMMITTEES OF THE BOARD

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.

The Audit Committee

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices, as well as undertaking other duties as directed by the Board. The Audit Committee also selects, engages, compensates and oversees our independent auditor and pre-approves all services to be performed by them. The Audit Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of the auditor; approving the scope of their annual audit activities; approving the audit fee; approving any non-audit related services; reviewing the audit results; reviewing the objectivity, effectiveness and resources of our internal audit function; appraising our financial reporting activities and the accounting standards and principles followed; and reviewing and approving our ethics and compliance policies.

During fiscal 2005, the Audit Committee was comprised of Messrs. Brunner, DeConcini, and Consiglio, with Mr. Consiglio acting as chairman of our Audit Committee. The Board has determined that each member satisfies the independence standards applicable to audit committee members established under applicable law and Nasdaq listing requirements. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. During fiscal year 2005, the Board designated Mr. Consiglio as the Audit Committee Financial Expert, within the meaning of the current rules of the Securities and Exchange Commission (“SEC”). Mr. Consiglio resigned from the Board of Directors on April 19, 2006. On April 25, 2006, Mr. Doorley was appointed Interim Chair. For fiscal year 2006, the Board has designated Thomas Doorley, the Audit committee’s interim chair, as the Audit Committee financial expert. Messrs. Doorley, Brunner and DeConcini, the current members of the Audit Committee, are “independent” as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Audit Committee held nine meetings during 2005. Following the Annual Meeting, upon the expiration of Mr. Brunner’s term, Mr. Simon will become a member of the Audit Committee. The Board has determined that Mr. Simon satisfies the independence standards applicable to audit committee members established under applicable law and Nasdaq listing requirements.

The Board has adopted an Audit Committee Charter which is available on our website, www.natrol.com.

The Compensation Committee

The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company’s Amended and Restated 1996 Stock Option and Grant Plan, as amended, will determine the options or stock to be granted to eligible persons under the Company’s 2006 Stock Option and Incentive Plan and takes such other action as may be required in connection with the Company’s compensation and incentive plans. During fiscal year 2005, the Compensation Committee consisted of Messrs. Brunner, DeConcini and Consiglio each of whom is not an employee and is independent for purposes of the NASD listing standards. Following Mr. Consiglio’s resignation in April, 2006, Mr. Doorley was appointed to the Compensation Committee. The Compensation Committee held six meetings during 2005. Following the Annual Meeting, upon the expiration of Mr. Brunner’s term, Mr. Simon will become a member of the Compensation Committee. The Board has determined that Mr. Simon, who is not an employee of the Company, is independent as defined under the rules of the Nasdaq.

The Board has adopted a Compensation Committee Charter which is available on our website, www.natrol.com.

The Nominating and Governance Committee

The Nominating and Governance Committee identifies and evaluates candidates for the Board and seeks to ensure that all candidates meet the criteria for board membership as described in the committee charter. The Nominating and Governance Committee annually reassesses the adequacy of such criteria and, should it deem that the criteria should be changed, proposes such changes to the Board of Directors for approval. Presently, a candidate shall have the highest personal and professional integrity, shall have skills and experience that, in conjunction with other candidates to the Board, will effectively serve the long-term interest of the shareholders.

Shareholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates. The current policy is that the Nominating and Governance Committee will review and consider any director candidates who have been recommended by security holders in compliance with the procedures as set forth in the charter.

During fiscal year 2005, the members of the Nominating and Governance Committee were Messrs. Brunner, DeConcini, and Consiglio each of whom is not an employee and is independent for purposes of the NASD listing standards. The Compensation Committee held four meetings during 2005. Following the Annual Meeting, upon the expiration of Mr. Brunner’s term, Mr. Simon will become a member of the Nominating and Governance Committee. The Board has determined that Mr. Simon, who is not an employee of the Company, is independent as defined under the rules of the Nasdaq.

Mr. Simon was recommended to the Nominating and Governance Committee by the Board.

The Board has adopted a Nominating and Governance Committee Charter which is available on our website, www.natrol.com.

Compensation of Directors

From June 2005 through April 2006, board members were paid a fee of $1,500 per board meeting and $750 per Audit Committee meeting, $750 per Compensation Committee meeting, and $750 per Nominating and Governance Committee meeting. Committee members received compensation only for meetings that were physically held at the Company’s headquarters and did not receive compensation for telephonic meetings. In addition, each board member received a quarterly fee of $1,750. The Chairman of the Compensation Committee received an additional $250 per quarter. The Chairman of the Nominating and Governance Committee received an additional $250 per quarter. The Chairman of the Audit Committee received an additional $1,000 per quarter. Pursuant to the Company’s policy, each non-employee director received an option to purchase 30,000 shares of Common Stock upon his or her initial election and re-election to the Board. Each such option is for a term of ten years and vested over a three-year period.

In April 2006, board compensation was changed, with board members receiving additional options. Mr. Simon was awarded 158,333 options; Mr. Doorley was awarded 130,833 options; and, Mr. DeConcini was awarded 45,833 options, with all such options vesting quarterly in conjunction with each board member’s term on the board of directors.

Code of Ethics

The Company’s Code of Ethics applies to our directors, officers and employees. The purpose of the Code of Ethics is to deter wrongdoing, to promote, among other things, honest and ethical conduct, and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Ethics is publicly available on our website at www.natrol.com. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2005, the Audit Committee met nine times. The members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the NASD listing standards.

The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with Deloitte and Touche, LLP and Stonefield Josephson, Inc. their independence from the Company and its management. The Audit Committee also considered whether the auditors’ provision of non-audit services to the Company is compatible with the their independence.

The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2005, with management and the independent auditors. While the Audit Committee oversees the Company’s financial reporting process for the Board of Directors, management has primary responsibility for this process including the Company’s system of internal controls, and the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company’s independent auditors and not the Audit Committee are responsible for auditing those financial statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee approved that Stonefield Josephson, Inc. continue to be engaged as the Company’s auditors.

In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by Stonefield Josephson, Inc. is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Natrol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee,

Vernon Brunner

Dennis DeConcini

Thomas Doorley, III, Interim Chair

Fees Paid to Independent Auditors

The Company selected Stonefield Josephson, Inc. as the independent auditors for the Company for the fiscal years ending December 31, 2004 and 2005. For the fiscal year ended December 31, 2003, the Company engaged Deloitte & Touche LLP as its independent auditor and, for this period, professional services were performed by Deloitte & Touche LLP, the member firm of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”). Deloitte reviewed the Company’s financial statements for the first three quarters of 2004.

A representative from Stonefield Josephson, Inc. will be present at the Annual Meeting who will be given the opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions.

Audit and Audit Related Fees

Audit and audit related fees aggregated $262,647 and $284,390 for the fiscal years ended December 31, 2005 and 2004, respectively and were comprised of the following:

Stonefield Josephson, Inc.

For the years ended December 31, 2005 and 2004, audit fees amounted to $247,647 and $132,890 respectively. These fees were for professional services rendered in connection with the audits of the consolidated financial statements and for the related reviews of the quarterly financial statements.

There were no other fees paid to Stonefield Josephson, Inc. in either 2005 or 2004.

Deloitte & Touche LLP.

Deloitte & Touche LLP billed the Company $15,000 for professional services in connection with the reissuance of the report and consent on the December, 31, 2003 financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The aggregate fees billed for the quarterly reviews of the Company’s financial statements for the first three quarters of 2004 amounted to $137,500. Deloitte & Touche LLP also billed the Company $6,000 for its review of the Current Report on Form 8-K filed in conjunction with Deloitte’s dismissal as the Company’s auditors and it billed the Company $8,000 for professional services in connection with the reissuance of the report and consent on the December 31, 2003 and 2002 financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP for tax services for the year ended December 31, 2004 were $124,231.

All Other Fees

In 2004, Deloitte & Touche LLP also billed the Company $2,500 for meetings attended in connection with the Company’s preparation for compliance with the Sarbanes-Oxley Act of 2002. There were no other fees paid to the Deloitte entities in either 2004 or 2003.

Independence of the Auditors and Pre-approval of Audit and Non-Audit Services

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by the independent auditor unless an exception to such pre-approval exists under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules of the SEC. Each year the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. At this time, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management.

Since May 6, 2003, the effective date of the SEC rules stating that an auditor is not independent of an audit client unless the services it provides to the client are appropriately approved, each new engagement of the Company’s auditors has been approved in advance by the Audit Committee.

EXECUTIVE OFFICERS

The names and ages of the executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below.

As of December 31, 2005, the following individuals served as executive officers of the Company.

Name	Age	Position
Elliott Balbert	60	Chairman of the Board, Chief Executive Officer and President
Dennis R. Jolicoeur	57	Chief Financial Officer, Treasurer, Executive Vice President and Director
Gary P. De Mello	52	Chief Operating Officer
Steven Spitz	38	Vice President and General Counsel
Jon Denis	57	Corporate Vice President Sales

Mr. Denis resigned his position as Corporate Vice President Sales on December 31, 2005. Mr. Balbert resigned his positions as Chief Executive Officer and President of the Company in March 2006 and concurrently assumed the new position of Executive Chairman. Mr. De Mello resigned his position as Chief Operating Officer on March 31, 2006 whereupon Mr. Cameron assumed the position of Chief Operating Officer.

On February 14, 2006, the Board of Directors appointed Mr. Wayne Bos as a Director of the Company and appointed him Chief Executive Officer Designate and President Designate. Mr. Elliott Balbert, the Company’s Chairman, Chief Executive Officer and President became Executive Chairman of the Company. On March 13, 2006, Mr. Elliott Balbert resigned his positions as Chief Executive Officer and President of the Company and assumed the new position of the Company’s Executive Chairman. In conjunction with Mr. Balbert’s resignation, Mr. Wayne Bos, Natrol’s Chief Executive Officer and President Designate, assumed full responsibility as the Company’s Chief Executive Officer and President.

As of April 24, 2006 the following individuals served as executive officers of the Company.

Name	Age	Position
Elliott Balbert	60	Executive Chairman
Wayne M. Bos	40	Chief Executive Officer and President
Dennis R. Jolicoeur	57	Chief Financial Officer, Treasurer, Executive Vice President and Director
Craig Cameron	49	Chief Operating Officer
Steven Spitz	38	Vice President and General Counsel
Michael Surmeian	39	Vice President Sales

Mr. Balbert’s biographical information is set forth under the section “Information Regarding Directors.”

Mr. Bos’ biographical information is set forth under the section “Information Regarding Directors.”

Mr. Jolicoeur’s biographical information is set forth under the section “Information Regarding Directors.”

Mr. De Mello joined the Company in June 1992 as Operations Manager. In 1995, Mr. De Mello became Director of Operations and in 1997 became Vice President of Operations. In July 2003 Mr. De Mello was promoted to Chief Operating Officer. Prior to joining the Company, Mr. De Mello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods. Mr. De Mello resigned his position as Chief Operating Officer on March 31, 2006.

Mr. Spitz joined the Company in November 2003, serving as Vice President and Senior Counsel. He was promoted to Vice President and General Counsel in 2004. Prior to joining the Company, Mr. Spitz was a partner at Riordan & McKinzie and later at Bingham McCutchen, LLP. While at both law firms, Mr. Spitz served as outside counsel to the Company from 2001 to 2003.

Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to joining the Company, Mr. Denis served for 15 years as Vice President of Sales at Conair Inc., a personal care and appliance products company, preceded by eight years in various sales positions at Revlon, Inc., a cosmetics manufacturer. Mr. Denis resigned his position as Corporate Vice President Sales on December 31, 2005.

Mr. Cameron joined the Company in March 2006 serving in a transitionary role prior to the resignation of Mr. De Mello after which he assumed the position of Chief Operating Officer. Prior to joining the Company, Mr. Cameron served as Managing Director for Telstra Corporation, an Australian telecommunications company from 2001 to 2003 and Chairman of Quipoz Pty Ltd, a software services company, commencing in 2004, preceded by 16 years with NCR Corporation in various executive positions, including as a board member of NCR New Zealand and NCR Japan.

Mr. Surmeian joined the Company in 1998 as Director of Finance. He then served as director of Sales Administration and Vice President of Retail Sales before being promoted to Vice President of Sales upon the resignation of Mr. Denis. Prior to joining Natrol, Mr. Surmeian was an auditor for Ernst & Young, LLP for nine years.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company’s Chief Executive Officer and each of the Company’s four most highly compensated executive officers (other than the chief executive officer) who earned in excess of $100,000 during the fiscal year ended December 31, 2005 (the “Named Executive Officers”).

				Long Term Compensation
				Awards
	Compensation			Securities	Other
	Annual Compensation			Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)	($)
Elliott Balbert,	2005	600,000	—	—	35,155	(1)
Chairman, Chief Executive Officer and	2004	623,074	116,827	—	39,531	(1)
President (2)	2003	600,000	—	—	39,090	(1)
Dennis R. Jolicoeur,	2005	250,000	15,000	—	7,056	(3)
Chief Financial Officer	2004	250,000	48,678	—	—
	2003	250,000	—	—	—
Gary P. De Mello,	2005	275,000	—	—	12,000	(4)
Chief Operating Officer	2004	271,827	52,093	—	6,000	(4)
	2003	250,000	—	—	—
Steven Spitz,	2005	226,767	15,000	25,000	—
Vice President and General Counsel	2004	212,517	39,847	25,000	—
	2003	13,569	—	—	—
Jon Denis,	2005	325,000	—	—	6,000	(5)
Corporate Vice President Sales	2004	337,500	63,281	—	6,000	(4)
	2003	325,000	—	—	3,000	(4)

(1)          Mr. Balbert received $32,752, $32,740, and $33,424 in 2005, 2004, and 2003, respectively, in life insurance benefits and $2,363 $6,291, and $5,666 respectively, in benefits for the use of a Company car.

(2)          Mr. Balbert resigned his positions as Chief Executive Officer and President of the Company in March 2006 and concurrently assumed the new position of Executive Chairman.

(3)          Represents amount received by Mr. Jolicoeur for miscellaneous taxable benefits.

(4)          Represents the amount received by Mr. De Mello as a car allowance.

(5)          Represents amount received by Mr. Denis as a car allowance.

Option Grants

The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during fiscal year 2005.

Option Grants in Last Fiscal Year

	Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Number of Securities Underlying Options(4) Granted(#)(1)	Percent of Total Options Granted To Employees In Fiscal Year	Exercise or Base Price Per Share(2)	Expiration Date	5%($)	10%($)
Steven Spitz	25,000	38%	2.95	2/1/2015	185,524	470,154

(1)          Vesting of options is subject to the continuation of each employee’s service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2)          The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3)          This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, nor do they reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4)          2,083 shares vest quarterly over three years ending on February 1, 2008.

Option Exercises and Option Values.

The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2005. One of the Named Executive Officers of the Company exercised stock options during 2005.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2005(#)(1)		Value of Unexercised In-the-Money Options at December 31, 2005($)(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Jolicoeur	31,900	42,828	569,100	—	18,525	—
Gary P. De Mello	—	—	521,000	—	46,100	—
Steven Spitz(2)	—	—	4,750	20,250	—	—
Jon Denis	—	—	446,000	—	100	—

(1)          Based on the last reported sale price on the NASDAQ National Market on December 31, 2005 of $1.60 less the option exercise price.

(2)          1,125 vest each quarter until June 9, 2009 and 2,083 vest each quarter until February 1, 2008.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

As of December 31, 2005, the Compensation Committee of the Board consisted of Messrs. Brunner, DeConcini and Consiglio with Mr. Brunner serving as the chairman. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company’s Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan and the Employee Bonus Incentive Compensation Plan. The members of the Compensation Committee have prepared the following report on the Company’s executive compensation policies and philosophy for current and future compensation.

General

Compensation packages generally include base salary, performance based bonuses per the Employee Bonus Incentive Compensation Plan, executive benefits and stock options. The salary and bonus components of the compensation of the Company’s executive officers are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company’s shareholders; and relating executive compensation to the Company’s financial performance and the achievement of corporate goals.

The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company’s executive officers.

Additionally, the Compensation Committee believes that performance-based incentives that align the goals of executives and managers with those of the Company and its shareholders are of key importance. Accordingly, a material portion of each executive officer’s compensation as well as each manager’s compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

Stock Options

Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers’ equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating, as well as to directly align the interests of the Company’s executive officers with those of the shareholders.

Compensation of the Chief Executive Officer

The Compensation Committee determined the 2005 base salary of Elliott Balbert, the Company’s Chief Executive Officer, based upon several factors, including Mr. Balbert’s leadership, industry knowledge and experience, the Company’s history of growth under his leadership, and the Company’s historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies. In connection with the hiring Mr. Bos as Chief Executive Officer and President, the Company and Mr. Bos entered into an employment contract that provides Mr. Bos with a base salary of $600,000 per year and a one-year award of $200,000 for interim housing and other transition expenses. Mr. Bos was also granted, subject to stockholders approval, options to purchase 6,029,500 shares of the Company’s Common Stock.

In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company’s and the executives’ performance and permit the Company to attract, motivate and retain executives who will benefit the Company and assist in the effect to build corporate and shareholder value.

Respectfully submitted,

The Compensation Committee

Dennis DeConcini

Thomas Doorley, III

Vernon Brunner, Chair

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The members of the Compensation Committee were Messrs. DeConcini, Brunner and Consiglio for the fiscal year ended December 31, 2005. None of these members is, or has been, an officer or employee of the Company. None of the Company’s executive officers currently serves on the compensation committee of any company or board of directors of any company of which any member of the Company’s Compensation Committee is an executive officer.

PROPOSAL II: Adoption of The Natrol, Inc. 2006 Stock Option and Incentive Plan

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current employees, consultants, officers and non-employee directors and prospective employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On April 25, 2006, the Board, upon the recommendation of the Compensation Committee, adopted the 2006 Stock Option and Incentive Plan (the “2006 Plan”), subject to the approval of the Company’s stockholders. The 2006 Plan will replace the Company’s 1996 Stock Option and Grant Plan (the “1996 Stock Option Plan”), which expires in November 2006. The 2006 Plan provides flexibility to the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. Following approval of the 2006 Plan by the stockholders, the Company will no longer make any grants under the 1996 Stock Option Plan.

The material features of the 2006 Plan are:

•       The maximum number of shares to be issued under the 2006 Plan is the sum of (i) 3,970,500 shares of Common Stock, plus (ii) as of each June 30 and December 31 (beginning after June 30, 2006), an additional positive number equal to 15 percent of the shares of Common Stock issued by the Company during the six-month period then ended; provided, however, that not more than 3,970,500 shares of Common Stock will be awarded as incentive options;

•       The award of stock options (both incentive and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock, unrestricted stock and dividend equivalent rights is permitted;

•       Any material amendment (other than an amendment that curtails the scope of the 2006 Plan) is subject to approval by the Company’s stockholders; and

•       The 2006 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee, in its discretion, may grant a variety of incentive awards based on the Common Stock of the Company.

Based solely on the closing price of the Company’s Common Stock as reported on Nasdaq on April 25, 2006, the maximum aggregate market value of the 3,970,500 shares that could potentially be issued under the 2006 Plan is $8,854,215. The shares issued by the Company under the 2006 Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expired, are reacquired by the Company prior to vesting, satisfied without the issuance of shares of Common Stock or are otherwise terminated (other than by exercise) under the 2006 Plan are added back to the shares available for issuance under the 2006 Plan. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are also available for future issuance under the 2006 Plan.

To ensure that certain awards granted under the 2006 Plan, including awards of restricted stock and deferred stock awards, to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2006 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria, described as such criteria relate to Company-wide objectives or of the subsidiary, division, department or function with the Company or subsidiary in which the relevant participant is employed: (i) the Company’s return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels of the Company or any subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Company’s Common Stock; (vi) sales or market share; or (vii) earnings per share. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award of restricted stock or deferred stock (or combination thereof) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 500,000 shares for any performance cycle, and options or stock appreciation rights with respect to no more than 500,000 shares may be granted to any one individual during any calendar year period.

Summary of the 2006 Plan

The following description of certain features of the 2006 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Appendix A.

Plan Administration.   The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2006 Plan. The Compensation Committee may delegate to the Chief Executive Officer of the Company the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility and Limitations on Grants.   Persons eligible to participate in the 2006 Plan will be those officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee. Approximately 275 individuals are currently eligible to participate in the 2006 Plan.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 500,000 shares (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock or deferred stock granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 500,000 shares (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options.   The 2006 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code, and (2) stock options that do not so qualify. Options granted under the 2006 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. Options may be exercised in whole or in part with written notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year. In addition, no more than 3,970,500 shares may be awarded under the 2006 Plan as incentive options.

Stock Appreciation Rights.   The Compensation Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine, provided that (1) upon exercise of a stock appreciation right granted in tandem with an option, the applicable portion of any related option shall be surrendered and (2) stock appreciation rights granted in tandem with options are exercisable at such time or times and to the extent that the related stock options are exercisable.

Deferred Stock Awards.   The Compensation Committee may award phantom stock units as deferred stock awards to participants. Phantom stock units are ultimately payable in the form of shares and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock award.

Restricted Stock.   The Compensation Committee may award shares to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified restricted period.

Unrestricted Stock.   The Compensation Committee may grant shares (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the 2006 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

Dividend Equivalent Rights.   The Compensation Committee may grant dividend equivalent rights that entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalent rights credited under the 2006 Plan may be paid currently or be deemed to be reinvested in additional shares of Common Stock that may thereafter accrue additional dividend equivalent rights at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under our dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Tax Withholding.   Participants in the 2006 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

Change in Control Provisions.   The 2006 Plan provides that in the event of a sale event (as defined in the 2006 Plan) resulting in a change in control of the Company, 50% of all unvested stock options and stock appreciation rights or 100% in the case of non-employee directors, will automatically become fully exercisable and conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived, except as the Compensation Committee may otherwise provide in the relevant award agreement. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change in control in the Compensation Committee’s discretion. Awards assumed by a successor entity may be become fully vested and exercisable if the grantee’s employment relationship is terminated by the grantee for good reason, or by the successor entity without cause, in each case in the 18 month period following the Sale Event. In addition, in the event of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights.

Amendments and Termination.   The Board of Directors may at any time amend or discontinue the 2006 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the 2006 Plan, including any amendments that increase the number of shares reserved for issuance under the 2006 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2006 Plan, or materially change the method of determining the fair market value of the Company’s Common Stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2006 Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization or other similar change in the capital stock of the Company or a merger or other transaction, the Compensation Committee may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants.

Effective Date of 2006 Plan

The Board adopted the 2006 Plan on April 25, 2006, and the 2006 Plan becomes effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2006 Plan until June 8, 2016. No other awards may be granted under the 2006 Plan after the date that is 10 years from the date of stockholder approval. If the 2006 Plan is not approved by stockholders, the 1996 Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

No grants have been issued with respect to the shares to be reserved for issuance under the 2006 Plan. The number of shares that may be granted to the Company’s Chief Executive Officer, executive officers, non-employee directors and non-executive officers under the 2006 Plan is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee.

Equity Compensation Plan Information at December 31, 2005

The following table provides information as of December 31, 2005 regarding shares of Common Stock that may be issued under the Company’s equity compensation plans consisting of the 1996 Stock Option Plan and the 1998 Employee Stock Purchase Plan.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	2,310,820	$3.13	1,157,766	(1)
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	2,310,820	$3.13	1,157,766	(1)

(1)          Includes shares available for future issuance under the ESPP.

The table sets forth the total number of shares of Common Stock issuable upon the exercise of outstanding options as of December 31, 2005 and the weighted average exercise price of these options.

At December 31, 2005, 951,617 shares were available for future grant. The weighted-average remaining contractual life for the outstanding options in years was 4.84, 5.57, and 6.91 at December 31, 2005, 2004 and 2003, respectively.

	Options Outstanding
		Weighted Average		Weighted Average
Range of Exercise Prices	Number Outstanding (000’s)	Remaining Contractual Life (Years)	Weighted Average Exercise Price	Shares Exercisable (000’s)	Weighted Average Exercise Price
$1.15—$2.35	1,726	5.04	$1.71	1,698	$1.71
$2.67—$6.03	310	5.73	4.12	238	4.48
$7.75—$13.00	275	2.60	10.90	275	10.90
Total	2,311	4.84	$3.13	2,211	$3.14

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2006 Plan. It does not describe all federal tax consequences under the 2006 Plan, nor does it describe state or local tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2006 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2006 Plan is structured to allow grants to qualify as performance-based compensation.

The affirmative vote of holders of a majority of the voting power of shares present or represented by proxy and entitled to vote on the matter is required for the approval of the 2006 plan. Broker non-votes will not be considered present and represented and entitled to vote on the matter and, therefore, will have no effect on the approval of the 2006 Plan. Abstentions will be counted as voting against the approval of the 2006 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE 2006 PLAN.

PROPOSAL III: Approval of the award of options to purchase 6,029,500 shares of Common Stock to Wayne Bos, the Company’s Chief Executive Officer and President.

On February 14, 2006, the Board of Directors of the Company appointed Mr. Wayne Bos as a Director of the Company and also appointed him Chief Executive Officer Designate and President Designate. Mr. Bos became Chief Executive Officer and President on March 13, 2006. Following Mr. Bos’s appointment, Mr. Balbert, the former Chief Executive Officer and President of the Company, became Executive Chairman. The Company has entered into an employment agreement with Mr. Bos. The terms of the employment agreement, including the Award of options to purchase Common Stock of the Company, were based on arms-length negotiations between Mr. Bos and the Company.

In connection with his appointment as Chief Executive Officer and President Designate, the Board of Directors determined to grant Mr. Bos fully vested options to purchase 6,029,500 shares of the Company’s Common Stock with a strike price of $2.282 per share (the “Award”). The strike price of these options was equal to the price of the last reported trade immediately prior to the time the Board determined to grant the option and therefore reflects the fair market value of Natrol’s Common Stock at the time of the grant. As set forth in more detail below, for a period of three years, Mr. Bos’s ability to sell the majority of the shares he receives upon exercise of these options is restricted, with the restrictions lapsing based upon the stock price reaching defined hurdles. This option may be exercised at any time or times prior to February 14, 2011, provided, however, that if Mr. Bos voluntarily terminates his employment with the Company in the one year period after the option grant, he may only exercise such option for a period of 90 days following such termination of employment.

Though not directly required by the rules of Nasdaq, the Board of Directors made the effectiveness of this option grant subject to shareholder approval. Shareholder approval of this Award is not required as a matter of Delaware law or other applicable law or by our by-laws. However, given the size of the Award, the Board determined that it was prudent to have the shareholders approve the grant. In the event the shareholders do not approve the Award it shall be deemed null and void and of no effect.

On March 30, 2006, the Company entered into an Non-Qualified Stock Option Agreement with Wayne M. Bos, its President and Chief Executive Officer pursuant to which the Company granted to BDL Investment Trust, for the benefit of Wayne Bos, an option to purchase on or prior to February 14, 2011, up to 6,029,500 shares of Common Stock, par value $0.01 per share of the Company, at the per share option exercise price of $2.282 (which is the fair market value of a share of Common Stock at the time of grant, based upon the price of the last reported trade immediately prior to the Board determination). The stock option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code and is fully vested upon its grant on the date hereof.

The stock option shall become exercisable upon approval by the Company’s shareholders and shall continue to be exercisable at any time or times prior to February 14, 2011, subject to the provisions of the award agreement, including, the termination of unexercised options upon completion of certain transactions. In the event the shareholders of the Company do not approve the Award, the Award shall be deemed to be null and void and of no effect.

Except as set forth below, shares received upon exercise of the stock options may not be sold for a period of three years after February 14, 2006:

•       1,000,000 shares may be sold immediately;

•       1,000,000 shares may be sold at any time after the Threshold Share Price (as defined below) is equal to or greater than $3.00 per share;

•       1,000,000 shares may be sold at any time after the Threshold Share Price is equal to or greater than $3.50 per share;

•       1,000,000 shares may be sold at any time after the Threshold Share Price is equal to or greater than $4.00 per share;

•       1,000,000 shares may be sold at any time after the Threshold Share Price is equal to or greater than $4.50 per share; and,

•       1,029,500 shares may be sold at any time after the Threshold Share Price is equal to or greater than $5.00 per share.

The Threshold Share Price means that the closing price of the Company’s Common Stock equals or exceeds the relevant threshold for a period of thirty consecutive trading days. All shares may be sold with no thresholds in place after three years.

The Board of Directors believes that providing Mr. Bos with a direct stake in the Company will assure a closer identification of the interests of such officer with those of the Company and its shareholders, thereby stimulating his efforts on the Company’s behalf and strengthening his desire to remain with the Company. Stock options and other stock-based awards are a critical part of the compensation package offered to new, existing and key employees and is an important tool in our ability to attract and retain talented personnel. By providing restrictions on when the shares acquired upon exercise of this Award can be resold, the Company believes it has further aligned the Mr. Bos’s long term interests with those of the Company.

The affirmative vote of holders of a majority of the voting power of shares present or represented by proxy and entitled to vote on the matter is required for the approval of the Award. Broker non-votes will not be considered present and represented and entitled to vote on the matter and, therefore, will have no effect on the approval of the Award. Abstentions will be counted as voting against the approval of the Award.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AWARD.

SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the Standard & Poor’s Small Cap 600 Market Index, the Standard & Poor’s 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing January 1, 2000 and ended December 2005. For its peer group, the Company chose those companies listed as part of the Cannacord Adams Better Food and Nutrition Index. Included in the index are Green Mountain Roasters (GMCR), Hain Celestial Group, Inc. (HAIN), Martek Biosciences Corporation (MATK), NBTY, Inc. (NTY), Wild Oats Markets, Inc. (OATS), The J.M. Smucker Company. (SJM), SunOpta Inc. (STKL), United Natural Foods, Inc. (UNFI) and Whole Foods Markets (WFMI). MCP Ingredients, Inc. (MGPI), Nutrition 21, Inc. (NXXI), Herbalife, LTD. (HLF), Monterey Gourmet Foods, Inc. (PSTA), Integrated BioPharma Inc. (INB), Weider Nutrition International Inc. (WNI), Fresh Del Monte Produce Inc. (FDP), Reliv International Inc. (RELV), Medifast Inc, (MED), John B San Felipe & Son (JBSS), Nature’s Sunshine Products, Inc. (NATRE), Chiquita Brands International Inc. (CQB), Natural Alternatives International Inc. (NAII), Forbes Medic-Tech Inc. (FMTI), KYOCERA International Inc, (YOCM), Nu Skin Enterprises, Inc. (NUS), Vermont Pure Holdings Ltd. (VPS), USANA Health Sciences Inc. (USNA), Maui Land & Pineapple Co. (MLP), Nutraceutical International Corp. (NUTR), Mannatech, Inc. (MTEX), Cyanotech Corp. (CYAN), Gaiam Inc. (GAIA), Hansen Natural Corp. (HANS), Omega Protein Corp. (OME), Tofutti Brands Inc. (TOF), Circle Group Holdings Inc. (CXN), Green Mountain Coffee, Inc. (GMCR), Lifeway foods Inc. (LWAY), Glacier Water Services, Inc., (GWSV), Calavo Growers, Inc., (CVGW) and Galaxy Nutritional Foods Inc. (GXY). The calculation of total cumulative return assumes a $100 investment in the Company’s Common Stock, the Standard & Poor’s Small Cap 600 Market Index, the Standard & Poor’s 500 Index, the Russell 2000 Small Cap Index and the Cannacord Adams Better Food and Nutrition Index on January 1, 2000 and the reinvestment of all dividends.

TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

		2000	2001	2002	2003	2004	2005
NATROL INC	Return%		67.70	-54.28	142.60	20.11	-52.41
	Cum $	100.00	167.70	76.68	186.02	223.43	106.34
Russell 2000 Index	Return%		2.58	-20.48	47.25	18.33	4.56
	Cum $	100.00	102.58	81.56	120.10	142.12	148.61
S&P 500 Index—Total Return	Return%		-13.04	-23.37	26.38	8.99	3.00
	Cum $	100.00	86.96	66.64	84.22	91.79	94.55
PEER Only	Return%		47.00	11.84	50.11	14.65	14.91
	Cum $	100.00	147.00	164.40	246.79	282.95	325.15
PEER + NATROL INC	Return%		47.06	11.61	50.22	14.66	14.79
	Cum $	100.00	147.06	164.13	246.57	282.73	324.54

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 24, 2006 by each director, Named Executive Officer and all directors and executive officers as a group. The table also sets forth certain information regarding the ownership of Common Stock by each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. The number of shares of Common Stock “beneficially owned” by each shareholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of Common Stock includes (i) any shares as to which the person or entity has sole or shared voting power or investment power and (ii) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after April 24, 2006, including any shares which could be purchased by the exercise of options at or within 60 days after April 24, 2006. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	Percent
Elliott Balbert(1)	6,029,500	41.6%
Heartland Advisors, Inc.	1,250,000	8.6%
Financial & Investment Management Group, LTD	1,217,272	8.4%
Boston Partners Asset Management, LP	1,078,510	7.4%
Dennis R. Jolicoeur(2)	569,100	3.9%
Gary DeMello(3)	541,571	3.5%
Jon Denis(4)	457,923	3.0%
Vernon Brunner(5)	90,000	*
Dennis DeConcini(6)	79,212	*
Ronald Consiglio(7)	30,000	*
Steven Spitz(8)	24,415	*
Thomas Doorley III(9)	10,833	*
Ralph Simon(10)	8,333	*
Wayne Bos(12)	—	*
All executive officers and directors as a group (ten persons)(11)	7,840,887	49.5%

*                                 Less than 1%

(1)                       Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert’s daughter, of which Mr. Balbert disclaims beneficial ownership.

(2)                       Includes 569,100 shares of Common Stock which may be purchased by Mr. Jolicoeur upon the exercise of stock options within 60 days of April 24, 2006.

(3)                       Includes 20,571 shares of Common Stock owned by Mr. DeMello and 521,000 shares of Common Stock which may be purchased by Mr. DeMello upon the exercise of stock options within 60 days of April 24, 2006.

(4)                       Includes 11,923 shares of Common Stock owned by Mr. Dennis and 446,000 shares of Common Stock which may be purchased by Mr. Denis upon the exercise of stock options within 60 days of April 24, 2006.

(5)                       Includes 90,000 shares of Common Stock which may be purchased by Mr. Brunner within 60 days of April 24, 2006 upon the exercise of stock options.

(6)                       Includes 8,379 shares of Common Stock owned by Mr. DeConcini and 70,833 shares of Common Stock, which may be purchased by Mr. DeConcini within 60 days of April 24, 2006 upon the exercise of stock options. Excludes 50,000 shares of Common Stock, which may be acquired pursuant to unvested stock options ,which vest in quarterly installments of 12,500 shares through June 2007.

(7)                       Includes 30,000 shares of Common Stock which may be purchased by Mr. Consiglio within 60 days of April 24, 2006 upon the exercise of stock options.

(8)                       Includes 2,500 shares of Common Stock owned by Mr. Spitz and 21,915 shares of Common Stock which may be purchased by Mr. Spitz within 60 days of April 24, 2006 upon the exercise of stock options. Excludes 13,500 shares which vest in quarterly installments of 1,125 through June, 2009 and 14,585 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,083 through February, 2008. .

(9)                       Includes 10,833 shares of Common Stock which may be purchased by Mr. Doorley within 60 days of April 24, 2006 upon the exercise of stock options. Excludes 100,000 which vest in quarterly installments of 12,500 through June 8, 2008.

(10)                Includes 8,833 shares of Common Stock which may be purchased by Mr. Simon within 60 days of April 24, 2006 upon the exercise of stock options. Excludes 150,000 which vest in quarterly installments of 12,500 through June 8, 2009..

(11)                Includes 1,78,585 shares of Common Stock, which may be purchased within 60 days of April 24, 2006 upon the exercise of stock options. Excludes 300,000 shares of Common Stock which may be acquired pursuant to unvested stock options.

(12)                On February 14, 2006, the Board of Directors appointed Mr. Bos as a Director of the Company and appointed him Chief Executive Officer Designate and President Designate. In connection with such appointment, the Board of Directors authorized the award of an option to purchase up to 6,029,500 shares of Common Stock of the Company. The option shall become exercisable upon approval by the Company’s shareholders

MARKET VALUE

On December 31, 2005, the closing price of a share of the Company’s Common Stock on the Nasdaq National Market was $1.60.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act intended to be presented at the Company’s annual meeting of shareholders must be received by the Company on or before January 10, 2007 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy. Any shareholder proposals intended to be presented at the Company’s annual meeting of shareholders, other than a shareholder proposal submitted for inclusion in the Company’s Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting together with all supporting documentation required by the Company’s By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the SEC governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

COMPLIANCE WITH 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s officers and Directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for the fiscal year ended December 31, 2005, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that Mr. Jolicoeur, a Director and the Company’s Chief Financial Officer, inadvertently filed a Form 4 after the 2 day deadline for filing such reports.

Employment Agreement With Chief Executive Officer

The Company has an Employment Agreement with Mr. Wayne Bos, its Chief Executive Officer and President. Mr. Bos’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s bonus compensation plan, (ii) provides that the employment is “at will,” meaning that either Mr. Bos or the Company may terminate the employment relationship at any time and for any reason, (iii) does not provide for any specific termination benefits, and (iv) provides that Mr. Bos is eligible to participate in the Company’s benefit plans. Pursuant to the Stock Option Agreement with the Company pursuant to which Mr. Bos was granted options to purchase 6,029,500 shares of Common Stock of the Company, in the event Mr. Bos voluntarily terminates his employment with the Company in the one year period after the date of the option agreement, he may only exercise the option for a period of 90 days following such termination of employment. Otherwise the option is exercisable at any time or times prior to February 14, 2011.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

Loida Rubio
SECRETARY
Chatsworth, California May 10, 2006

APPENDIX A

NATROL, INC.
2006 STOCK OPTION AND GRANT PLAN

[insert plan]

[insert proxy card]

NATROL, INC. 2006 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Natrol, Inc. 2006 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Natrol, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means Awards granted pursuant to Section 8.

“Dividend Equivalent Right” means Awards granted pursuant to Section 11.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award.

“Restricted Stock Award” means Awards granted pursuant to Section 7.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means any Award granted pursuant to Section 6.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.   ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)   Committee.   The Plan shall be administered by the Committee.

(b)   Powers of Committee.   The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)   to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all

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determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)   Delegation of Authority to Grant Awards.   The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(d)   Indemnification.   Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.   STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)   Stock Issuable.   The maximum number of shares of Stock reserved and available for issuance under the Plan shall be such aggregate number of shares of Stock as does not exceed the sum of (i) 3,970,500 shares; plus (ii) as of each June 30 and December 31 (after June 30, 2006), an additional positive number equal to 15 percent of the shares of Stock issued by the Company during the six-month period then ended; provided, however, that the maximum number of shares of Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 3,970,500 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)   Changes in Stock.   Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent

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or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan.

No adjustment shall be made under this Section 3(b) in the case of an Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code or a modification of the Option or Stock Appreciation Right such that the Option or Stock Appreciation Right becomes treated as “nonqualified deferred compensation” subject to Section 409A.

(c)   Mergers and Other Transactions.   In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), 50% of unvested Options and Stock Appreciation Rights (and all unvested Options and Stock Appreciation Rights held by non-employee directors) that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Committee may otherwise specify with respect to particular Awards in the relevant Award documentation, and Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Committee’s discretion. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event. Notwithstanding anything herein to the contrary, in the

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event that provision is made in connection with the Sale Event for the assumption or continuation of Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, then, except as the Committee may otherwise determine with respect to particular Awards, any Award so assumed or continued or substituted therefor shall be deemed vested and exercisable in full upon the date on which the grantee’s employment or service relationship with the Company and its subsidiaries or successor entity terminates if such termination occurs (i) within eighteen (18) months after such Sale Event and (ii) such termination is by the Company or its Subsidiaries or successor entity without Cause (as defined below) or by the grantee for Good Reason (as defined below). For purposes of this Section 3(c), the term “Cause” means a vote of the Board of Directors of the Company or the successor entity, as the case may be, resolving that the grantee should be dismissed as a result of (i) any material breach by the grantee of any agreement to which the grantee and the Company are parties, (ii) any act (other than retirement) or omission to act by the grantee which would reasonably be likely to have a material adverse effect on the business of the Company or its subsidiaries or successor entity, as the case may be, or on the grantee’s ability to perform services for the Company or its subsidiaries or successor entity, as the case may be, including, without limitation, the conviction of any crime (other than ordinary traffic violations), or (iii) any material misconduct or willful and deliberate non-performance of duties by the grantee in connection with the business or affairs of the Company or its subsidiaries or successor entity, as the case may be: and the term “Good Reason” means the occurrence of any of the following events: (A) a substantial adverse change in the nature or scope of the grantee’s responsibilities, authorities, title, powers, functions, or duties; (B) a reduction in the grantee’s annual base salary except for across-the-board salary reductions similarly affecting all or substantially all management employees; or (C) the relocation of the offices at which the grantee is principally employed to a location more than fifty (50) miles from such offices.

Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)   Substitute Awards.   The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.   ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5.   STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

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Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)   Stock Options Granted to Employees and Key Persons.   The Committee in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Committee may establish.

(i)    Exercise Price.   The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)   Option Term.   The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)  Exercisability; Rights of a Stockholder.   Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)  Method of Exercise.   Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A)  In cash, by certified or bank check or other instrument acceptable to the Committee;

(B)   Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(C)   By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in

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accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v)    Annual Limit on Incentive Stock Options.   To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(vi)  Reload Options.   At the discretion of the Committee, Options granted under the Plan may include a “reload” feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(b) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

SECTION 6.   STOCK APPRECIATION RIGHTS

(a)   Nature of Stock Appreciation Rights.   A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)   Grant and Exercise of Stock Appreciation Rights.   Stock Appreciation Rights may be granted by the Committee in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

(c)   Terms and Conditions of Stock Appreciation Rights.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

(i)    Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii)   Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

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SECTION 7.   RESTRICTED STOCK AWARDS

(a)   Nature of Restricted Stock Awards.   A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b)   Rights as a Stockholder.   Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Committee may prescribe.

(c)   Restrictions.   Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)   Vesting of Restricted Stock.   The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.   DEFERRED STOCK AWARDS

(a)   Nature of Deferred Stock Awards.   A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of

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pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

(b)   Election to Receive Deferred Stock Awards in Lieu of Compensation.   The Committee may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Committee and in accordance with Section 409A and such other rules and procedures established by the Committee. The Committee shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Committee deems appropriate. Any such deferred compensation shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee but for the deferral.

(c)   Rights as a Stockholder.   During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Committee may determine.

(d)   Termination.   Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.   UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.   The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.   PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a)   Performance Criteria.   The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

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(b)   Grant of Performance-based Awards.   With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c)   Payment of Performance-based Awards.   Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(d)   Maximum Award Payable.   The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 500,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 11.   DIVIDEND EQUIVALENT RIGHTS

(a)   Dividend Equivalent Rights.   A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)   Interest Equivalents.   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)   Termination.   Except as may otherwise be provided by the Committee either in the Award agreement or, subject to Section 16 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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SECTION 12.   TRANSFERABILITY OF AWARDS

(a)   Transferability.   Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)   Committee Action.   Notwithstanding Section 12(a), the Committee, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c)   Family Member.   For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)   Designation of Beneficiary.   Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.   TAX WITHHOLDING

(a)   Payment by Grantee.   Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)   Payment in Stock.   Subject to approval by the Committee, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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SECTION 14.   ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A.

In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than 100 percent of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.

(a)   Exercise and Distribution.   Except as provided in Section 14(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i)    Specified Time.   A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award.

(ii)   Separation from Service.   Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 14(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii)  Death.   The date of death of the 409A Award grantee.

(iv)  Disability.   The date the 409A Award grantee becomes disabled (within the meaning of Section 14(c)(ii) hereof).

(v)    Unforeseeable Emergency.   The occurrence of an unforeseeable emergency (within the meaning of Section 14(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi)  Change in Control Event.   The occurrence of a Change in Control Event (within the meaning of Section 14(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

(b)   No Acceleration.   A 409A Award may not be accelerated or exercised prior to the time specified in Section 14(a) hereof, except in the case of one of the following events:

(i)    Domestic Relations Order.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii)   Conflicts of Interest.   The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii)  Change in Control Event.   The Committee may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any

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409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.

(c)   Definitions.   Solely for purposes of this Section 14 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i)    “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Section 1.409A-3(g) of the proposed regulations promulgated under Section 409A by the Department of the Treasury on September 29, 2005 or any subsequent guidance).

(ii)   “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii)  “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.

SECTION 15.   TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 16.   AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Committee exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company

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stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 16 shall limit the Committee’s authority to take any action permitted pursuant to Section 3(c).

SECTION 17.   STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.   GENERAL PROVISIONS

(a)   No Distribution;Compliance with Legal Requirements.   The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)   Delivery of Stock Certificates.   Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)   Other Compensation Arrangements; No Employment Rights.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)   Trading Policy Restrictions.   Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.

(e)   Forfeiture of Awards under Sarbanes-Oxley Act.   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

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SECTION 19.   EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.   GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: April 25, 2006

DATE APPROVED BY STOCKHOLDERS:              , 2006

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Proxy - Natrol, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 8, 2006

The undersigned hereby constitutes and appoints Dennis Jolicoeur and Loida Rubio, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the “Company”) held of record by the undersigned as of the close of business on Monday, April 24, 2006, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at its Corporate Headquarters, 21411 Prairie St., Chatsworth, CA 91311 at 8:30 a.m., local time on Thursday, June 8, 2006, and at any adjournment or postponement thereof.

This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. If no direction is given, the proxy will be voted “FOR” the nominee of the Board of Directors listed in Proposal 1; “FOR” Proposal 2 to adopt the Natrol, Inc. 2006 Stock Option and Grant Plan (the “2006 Plan”); and “FOR” Proposal 3 to approve the award of options to purchase 6,029,500 shares of Common Stock of the Company to Wayne Bos, the Company’s President and Chief Executive Officer (the “Award”). In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Natrol, Inc.

Annual Meeting Proxy Card

Election of Director

1.

The Board of Directors recommends a vote FOR Ralph Simon as Class II Director to hold office for a three-year term until the 2009 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.

		For	Withhold
	01 - Ralph Simon	☐	☐

Issues
The Board of Directors recommends a vote FOR the following proposals.

				For	Against	Abstain
2.	Considering and voting upon a proposal to adopt the Natrol, Inc. 2006 Stock Option and Grant Plan (the “2006 Plan”);			☐	☐	☐

				For	Against	Abstain
3.

Considering and voting upon a proposal to approve the  award of options to purchase 6,029,500 shares of Common Stock of the Company to Wayne Bos, the Company’s President and Chief Executive Officer (the “Award”); and

				☐	☐	☐

4.	Considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in  full corporate or partnership name by authorized person stating his or her title or authority.

PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.

Signature 1 - Please keep signature within the box				Signature 2 - Please keep signature within the box			Date (mm/dd/yyyy)
/ /

0 0 8 8 5 9 2	1 U P X	C O Y